EXHIBIT 21.1
DELPHI FINANCIAL GROUP, INC. AND SUBSIDIARIES
LIST OF SUBSIDIARIES OF THE REGISTRANT
Reliance Standard Life Insurance Company of Texas (Incorporated in Texas), a subsidiary of Delphi Financial Group, Inc.
Reliance Standard Life Insurance Company (Incorporated in Illinois), a subsidiary of Reliance Standard Life Insurance Company of Texas.
First Reliance Standard Life Insurance Company (Incorporated in New York), a subsidiary of Reliance Standard Life Insurance Company.
SIG Holdings, Inc. (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
Safety National Casualty Corporation (Incorporated in Missouri), a subsidiary of SIG Holdings, Inc.
Safety First Insurance Company (Incorporated in Illinois), a subsidiary of Safety National Casualty Corporation.
Safety National Re SPC (Incorporated in the Cayman Islands), a subsidiary of Safety National Casualty Corporation.
Matrix Absence Management, Inc. (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
Matrix Payroll Services, Inc. (Incorporated in California), a subsidiary of Matrix Absence Management, Inc.
RSL Investors, Inc. (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
Chestnut Investors II, Inc. (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
Chestnut Investors III, Inc. (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
Chestnut Investors IV, Inc. (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
DFG II Corporation (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
DFG Corporation (Incorporated in Delaware), a subsidiary of DFG II Corporation.
Delphi Capital Management, Inc. (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
RSL Marketing, Inc. (Incorporated in Nevada), a subsidiary of Delphi Financial Group, Inc.
Delphi Brokerage Company (Incorporated in Delaware), a subsidiary of Delphi Financial Group, Inc.
Delphi Funding L.L.C. (Organized in Delaware), a subsidiary of Delphi Financial Group, Inc.
Delphi Finance Trust I (Organized in Delaware), a subsidiary of Delphi Financial Group, Inc.
Greenbrook LLC (Organized in Delaware), a subsidiary of Chestnut Investors III, Inc.
TER I LLC (Organized in New York), a subsidiary of Reliance Standard Life Insurance Company.